Capital Management	12 Months Ended
Oct. 31, 2022
Text Block [Abstract]
Capital Management
Note 19: Capital Management
Our objective is to maintain a strong capital position in a cost-effective structure that: is appropriate given our target regulatory capital ratios and internal assessment of required economic capital; underpins our operating groups’ business strategies; supports depositor, investor and regulator confidence while building long-term shareholder value; and is consistent with our target credit ratings
.
Our approach includes establishing limits, targets and performance measures that are used to manage balance sheet positions, risk levels and capital requirements, as well as issuing and redeeming capital instruments to achieve a cost-effective capital structure.
Regulatory capital requirements for the bank are determined in accordance with guidelines issued by OSFI, which are based on the Basel III framework developed by the Basel Committee on Banking Supervision. To address the market disruption posed by the pandemic, OSFI announced a suite of modifications to regulatory capital requirements in fiscal 2020, with those that were temporary in nature being unwound during the course of fiscal 2021, except for the temporary exclusion of certain exposures from the Leverage Ratio exposure measures which expired on December 31, 2021. Refer to the Enterprise-Wide Capital Management section of Management’s Discussion and Analysis within this report for more details.
Common Equity Tier 1 (CET1) capital is the most permanent form of capital. It is comprised of common shareholders’ equity and may include a portion of expected credit loss provisions, less deductions for goodwill, intangible assets and certain other items. Tier 1 capital is primarily comprised of CET1 capital, preferred shares and other equity instruments, less regulatory deductions.
Tier 2 capital is primarily comprised of subordinated debentures and may include a portion of expected credit loss provisions, less regulatory deductions. Total capital includes Tier 1 and Tier 2 capital.
Total Loss-Absorbing Capacity (TLAC) is comprised of Total capital and other TLAC instruments including eligible bail-in
debt, less regulatory deductions. Details of the components of our capital position are presented in Notes 11, 12, 15 and 16.
The primary regulatory capital measures are the CET1 Ratio, Tier 1 Capital Ratio, Total Capital Ratio, TLAC Ratio, Leverage Ratio and TLAC Leverage Ratio.
•	Regulatory capital ratios are calculated by dividing CET1, Tier 1, Total capital and TLAC by their respective risk-weighted assets.
•
The Leverage Ratio is defined as Tier 1 capital divided by leverage exposures, which consist of on-balance
sheet items and specified
off-balance
sheet items, net of specified adjustments.
The
TLAC Leverage Ratio is
defined as
TLAC divided by leverage exposures.

As at October 31, 2022, we met OSFI’s required target
 regulatory
capital ratios, which include a 2.5% Capital Conservation Buffer, a 1.0% Common Equity Tier 1 Surcharge for domestic systemically important banks, a Countercyclical Buffer and a 2.5% Domestic Stability Buffer.
Regulatory Capital and Total Loss-Absorbing Capacity Measures, Risk-Weighted Assets and Leverage Exposures
(1)

(Canadian $ in millions, except as noted)	2022	2021
CET1 Capital	60,891	44,491
Tier 1 Capital	67,121	49,966
Total Capital	75,309	57,201
Total Loss - Absorbing Capacity (TLAC)	120,663	90,353
Risk-Weighted Assets	363,997	325,433
Leverage Exposures	1,189,990	976,690
CET1 Ratio	16.7%	13.7%
Tier 1 Capital Ratio	18.4%	15.4%
Total Capital Ratio	20.7%	17.6%
TLAC Ratio	33.1%	27.8%
Leverage Ratio	5.6%	5.1%
TLAC Leverage Ratio	10.1%	9.3%

(1)	Calculated in accordance with OSFI’s Capital Adequacy Requirements Guideline, Leverage Requirements Guideline and Total Loss-Absorbing Capacity Guideline, as applicable.